Item 1: Report to Shareholders

Maryland Short-Term Tax-Free Bond Fund	August 31, 2007

The views and opinions in this report were current as of August 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Maryland municipal bonds struggled in the six-month period ended August 31, 2007. Investors flocked to Treasuries late in our reporting period amid concerns that increasing mortgage defaults and delinquencies, dramatically tighter lending conditions, and a liquidity squeeze in the asset-backed commercial paper market would lead to a significant economic slowdown. The Federal Reserve reduced the discount rate in mid-August and added billions of dollars to the banking system on several occasions in an attempt to stabilize the financial markets with increased liquidity. In this environment, money market and short-term municipals outperformed longer-maturity bonds. Each of the T. Rowe Price Maryland Tax-Free Funds outperformed its Lipper peer group average for the 6- and 12-month periods ended August 31, 2007.

HIGHLIGHTS

• Each of the Maryland Tax-Free Funds produced good relative returns that surpassed its Lipper peer group over the past 6- and 12-month periods.

• Short-term and higher-quality municipals outperformed long-term and lower-quality issues, respectively, as investors scrambled to safe havens amid heightened volatility.

• In our view, municipals currently offer more compelling values than taxable bonds, particularly for investors in the highest tax brackets.

MARKET ENVIRONMENT

The economy expanded at a 4% annualized rate in the second quarter of 2007, rebounding soundly from a yearlong slowdown that was driven primarily by housing market weakness. However, economic growth and consumer activity for the rest of the year seemed likely to be more sluggish due to the deepening downturn in residential real estate, a slower pace of job growth, and generally stricter lending standards.

Although the elevated level of inflation has shown signs of easing in recent months, the Federal Reserve kept the fed funds target rate at 5.25% because central bank officials argued that “a sustained moderation in inflation pressures has yet to be convincingly demonstrated.” However, in light of recent capital market turbulence and expectations for continued housing market weakness, unemployment is likely to begin rising, which could help ease inflationary pressures.

As it became clear that the fallout from subprime mortgage defaults was broader than expected, liquidity in the financial markets quickly evaporated, which prompted the Fed to reduce the discount rate—the interest rate paid by financial institutions that borrow from the central bank—from 6.25% to 5.75% on August 17. Many believe that reductions in the fed funds target rate are likely, particularly if financial market instability threatens economic growth. Immediately after the end of our reporting period, the Federal Reserve lowered the fed funds target rates 50 basis points (0.50%) to 4.75%.

As shown in the graph, yields of high-quality municipal securities with various maturities generally increased through June as the economy showed signs of strengthening and the likelihood of a Fed rate cut seemed remote. In the last two months of our reporting period, Treasury bond prices surged and yields tumbled in response to the revelations of subprime mortgage-related losses suffered by hedge funds, institutional investors, and financial firms. Municipal securities failed to participate in this flight to quality; in fact, municipals, despite reasonably good fundamentals, suffered their worst performance relative to Treasuries in about two decades. The outperformance of Treasuries helped taxable bonds surpass their tax-free counterparts in the last six months: The Lehman Brothers U.S. Aggregate Index returned 1.54% versus -0.57% for the Lehman Brothers Municipal Bond Index.

THE FED’S ROLE IN MAINTAINING FINANCIAL MARKETS

In its role as the nation’s central bank, the Federal Reserve is charged with maintaining economic stability and setting monetary policy, which impacts mortgage rates, credit card costs, and fixed-income yields. Keeping inflation in check while maintaining sustainable economic growth has typically been the Fed’s most visible role. The Fed raises interest rates to curb inflation and lowers them to stimulate economic growth. But periodically, the Fed takes an active role in relieving market turmoil to ensure the orderly functioning of financial markets.

The Fed became a highly visible player in dealing with the subprime mortgage market meltdown. As in past instances of financial market disorder, it all started with investors hunting for extraordinary returns and ignoring the clear risks. Capital flooded into assets that were thought to offer higher returns—in this case subprime mortgages—and then rushed back out when the assets turned out to be riskier than originally thought. Worries spread about defaulting subprime loans. Panicky financial institutions wanted to dump their subprime mortgage securities, but they could not be priced. Instead, investors sold their holdings of high-yield, emerging market, and investment-grade bonds in order to reduce their risk exposure. As a result, all fixed-income markets, including municipals, were roiled. Investors seeking security pushed up Treasury and municipal bond prices, which drove down the prices of other, less secure bonds. (Bond prices and yields move in opposite directions.) As the “credit crunch” worsened, the Fed signaled to the banking system that it was serious about easing the stress. It aggressively added reserves into the banking system to stanch upward pressure on the federal funds rate. Subsequently, in an effort to counteract the crisis in market confidence and stimulate short-term lending, it lowered the discount rate and offered longer-term loans against a wide range of collateral, including mortgage-backed securities. While there are signs that stability is returning to some sectors in the credit market, fragility persists.

As in past crises, the Fed worried that the financial turmoil would spill over and weaken the economy. Indeed, Federal Reserve Chairman Ben Bernanke made it clear that limiting the impact of financial markets’ turmoil on the U.S. economy is the Fed’s top priority. “The Federal Open Market Committee [the Fed’s policymaking group] is monitoring the situation and is prepared to mitigate the adverse effects on the economy arising from the disruptions in financial markets,” he said. Beyond the narrowly focused actions taken to improve the functioning of the financial markets that were made independent of the economic outlook, the Fed stands ready to lower the federal funds rate in order to support the economy, should the conditions arise.

MUNICIPAL MARKET NEWS

New municipal issuance for the first eight months of 2007 totaled more than $290 billion, according to The Bond Buyer. Despite a sharp drop in issuance in August, new supply for 2007 could surpass the $408 billion record set in 2005. Except for August, when investors flocked to the safety of Treasuries, demand for tax-free securities remained strong.

In a reversal of a multiyear trend, shorter-term municipals held up better than longer-term issues in the last six months, while higher-quality issues performed much better than below investment-grade securities. Some of the better performers included general obligations maturing in one to five years as well as prerefunded bonds that are backed by U.S. Treasuries. Revenue bonds, tobacco bonds, and high-yield municipals were among the weakest segments. Bonds with long durations (a measure of interest rate sensitivity) also struggled, including securities at the long end of the municipal yield curve, which according to Lehman Brothers accounted for approximately one-third of all new municipal issuance in the past five years.

MARYLAND MARKET NEWS

Maryland’s economy continued to fare well compared with other states. Employment gains were far better than the national average over the one-year period ended July 2007. As of the end of July 2007, Maryland’s seasonally adjusted unemployment rate was 4.0%, significantly lower than the 4.6% national unemployment rate. Marylanders continued to enjoy high wages, which are approximately one-third higher than the national average. The state now ranks first nationally in median household income, up from fourth a year ago.

For the state’s fiscal year ended June 30, 2006 (2007’s data are not yet available), Maryland’s audited budgetary-basis general fund revenues outperformed fiscal year 2005 by 10%, or $1.1 billion. The average annual growth rate in Maryland’s general fund revenues has been 10% in each of the last three fiscal years. As of June 30, 2006, the state’s revenue stabilization fund increased to $805 million, up from $540 million one year ago, and represented a healthy 6% of general fund revenues. In comparison with other states, Maryland’s reserve position is strong.

Maryland’s fiscal 2007 budget allowed for a 12% increase in spending, with record increases for kindergarten through 12th grade and higher education programs. These programs are cause for some concern because the recent growth in general fund revenues may prove to be unsustainable. General fund revenue growth is only expected to be 3.7% for fiscal 2007 and 4.5% in fiscal 2008. The state is projecting a shortfall of as much as $1.7 billion that will need to be addressed through a combination of revenue increases and expenditure cuts. Nevertheless, we take comfort in the state’s long history of responsible stewardship to bring this balance into reality. Governor O’Malley has already announced $280 million of cost-containment measures, and more work is expected in the next legislative session to address the structural deficit.

General obligation bonds issued by Maryland are rated Aaa by Moody’s Investors Service, AAA by Standard & Poor’s, and AAA by Fitch Ratings. All three rating agencies carry a stable outlook.

PERFORMANCE AND PORTFOLIO STRATEGY REVIEW

Maryland Tax-Free Money Fund
The Maryland Tax-Free Money Fund outperformed the Lipper Other States Tax-Exempt Money Market Funds Average during the 6- and 12-month periods ended August 31, 2007, with returns of 1.63% and 3.18%, respectively, versus the peer group average of 1.55% and 3.05%, respectively. Municipal money fund investors benefited from a modest rise in yields over the last six months, even though the Federal Reserve stopped raising short-term rates in June 2006. Since our report at the end of February, the fund’s seven-day simple yield has moved up 30 basis points (0.30%) to 3.40% from 3.10%. Over the past 12 months, the fund’s yield is up 42 basis points from 2.98%. As always, the fund is entirely invested in high-quality (AAA and AA) securities. A money fund’s yield more closely reflects its current earnings than does the total return.

As we ended our six-month reporting period, the normally smooth functioning money markets burst into the headlines—a victim of the spreading contagion from the subprime mortgage meltdown. While municipal money markets were relatively unaffected by these troubles, taxable money markets came under intense scrutiny characterized by rapidly widening credit spreads and liquidity concerns. These fears added a risk premium to the Libor-based markets not seen in years. Libor rates out to six months surged 50 or 60 basis points above the fed funds rate. At the same time, demand, created by the flight to quality, drove yields on short-term Treasury paper well below the fed funds rate. The unsettled state of this market, along with the implications of a slowing housing market, has raised the markets’ expectations for a rapid series of rate cuts by the Federal Reserve.

In stark contrast to the taxable money market universe, the municipal money market barely missed a beat. Some signs of economic strength in May and June drove yields on one-year national municipal obligations to a peak of 3.75%, the highest levels for the reporting period. However, ensuing economic data caused yields to retrace their rise.

The rate on national one-year municipal notes ended the six-month period virtually unchanged from the end of our last reporting period in February at 3.67%. Continued strong demand for Maryland tax-exempt paper generally pushed those yields about five basis points lower than national rates. The greatest opportunity for yield continued to be in the front end of our curve where variable-rate supply continues to surge. Overnight and seven-day rates moved 10 to 15 basis points higher over our period, yielding an average of 3.70%. Our portfolio strategy has been to overweight this portion of the yield curve, and, as a result, the portfolio’s weighted average maturity remained near the low end of its historic range.

The increased likelihood of Federal Reserve rate cuts in the near term suggests some modification to our portfolio strategy. However, the overwhelming portion of new supply into the municipal money market universe continues to be in the form of short-term, variable-rate securities. This supply should continue to make this part of our curve the most attractive in terms of yield. Until this dynamic changes substantially, we expect to maintain an overweight position in the variable-rate securities. Also, we are actively reducing the amount of investments subject to the alternative minimum tax (AMT) and expect the fund to have minimal exposure by year-end.

Maryland Short-Term Tax-Free Bond Fund
The Maryland Short-Term Tax-Free Bond Fund returned 1.39% and 2.95% for the 6- and 12-month periods ended August 31, 2007, respectively. As shown in the table, our returns exceeded the result for the Lipper Short Municipal Debt Funds Average in both periods. Since our report at the end of February, the fund’s 30-day SEC yield has moved up nine basis points (0.09%) to 3.30% from 3.21%. The portfolio’s net asset value (share price) remained very stable over the past six months, ending the reporting period at $5.12 per share, one penny lower than the share price at the end of February.

We extended the portfolio’s duration and weighted average maturity in mid-2006, after the Fed put its tightening policy on hold. Over most of the past six months, we maintained that longer maturity and duration posture because we thought there was value at the long end of the intermediate yield curve and the most likely course for the Fed was to maintain or lower interest rates.

Over the past six months, shorter-term Treasury yields have drifted lower and remained well below the fed funds rate, which reinforced our belief that the Federal Reserve would soon cut the overnight lending rate. Your portfolio maintained a relatively long duration, versus our peer group and Lehman Brothers benchmark, during this period. While this strategy hurt our results in June and July, this position aided our relative returns in August.

The portfolio remained broadly diversified. In the past six months, we made several modest shifts to our allocations as shown in the Portfolio Diversification table on page 9. Among the larger portfolio shifts were additions to dedicated tax revenue and housing finance revenue credits. To fund those purchases, we trimmed our hospital revenue and educational revenue securities.

Throughout the period, credit spreads remained tight; it is difficult to significantly increase yield through sector allocations, especially in a high-credit-quality state such as Maryland. However, we were able to find several lower-rated, higher-yielding opportunities in the life care and housing sectors. Nevertheless, the majority of our investment activity focused on investment-grade securities. At the end of the reporting period, the portfolio held 96% of assets in credits rated BBB and higher, which is unchanged from six months ago.

Given the narrow parameters of this portfolio—short-term Maryland tax-exempt bonds—we must position the portfolio for what we believe is most likely to happen over the next six to 12 months. While perceptions about the Fed reflected in the market may change considerably, we believe the most likely action by the Fed is additional interest rate cuts. Consequently, our strategy is to maintain a longer-maturity position relative to our benchmark. As conditions permit, we intend to roll out of securities with one- to two-year maturities and into three- to four-year bonds. Should interest rates fall, as we expect, we intend to keep our holdings in short-term paper at a minimum.

Maryland Tax-Free Bond Fund
The Maryland Tax-Free Bond Fund struggled somewhat in the rising interest rate environment of the past six months, posting a -1.06% return for the period. Results for the 12 months ended August 31, 2007, as shown in the table, were also lackluster and well below the fund’s longer-term returns. Despite the underwhelming 6- and 12-month absolute performance, your fund outpaced its Lipper peer group average in both periods. Over the last six months, dividends totaling $0.24 per share were eclipsed by a $0.38 share price decline (bond prices move inversely with yields). Our success versus our Lipper peer group was due to the fund’s emphasis on higher-quality bonds, sector allocation decisions, curve positioning, and our below-average fee structure.

Our income payout has remained relatively constant in each of the six-month periods over the past two years, totaling $0.47 per share for the past 12 months. However, because of the share price decline, the portfolio’s 30-day dividend yield rose to 4.55% at the end of the reporting period from 4.39% six months ago. We targeted a neutral interest rate stance for much of this period, particularly as volatility increased. Weighted average maturity (WAM) and duration mirrored the benchmark Lehman Brothers Municipal Bond Index at the outset and at the end of the period. WAM fell slightly during the period, though duration extended, as long-term bond prices declined over the past six months. (Duration is a measure of interest rate sensitivity; please see the glossary for a more detailed explanation.)

With yields still comparatively low from a historical perspective, low expenses are an important and sustainable advantage for the fund as they allow us to pass through more income to shareholders.

We have maintained a significant allocation to hospital revenue bonds because this sector continues to offer a premium yield to the market. Though some of these holdings suffered on a relative basis in the downturn this summer, they remain the core of our premium-yield strategy, which we believe will benefit our shareholders over the long haul. We rely on our fundamental research to keep pace with changes at these issuers and act accordingly. For instance, we eliminated our long-held position in Dimensions Healthcare, which is located in Prince George’s County. We became disappointed that state and local authorities were unable to develop a good plan to preserve the vitality of the hospital for the long run. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Over the past six months, our investment strategy emphasized a shift into higher-quality bonds. For example, we added to Anne Arundel County and Montgomery County local general obligation bonds. We also increased local GOs to 9.4% from 6.0% six months ago. The move bolstered the portfolio’s relative returns as higher-quality bonds outperformed for the period.

Over the past six months, we added selectively to longer-term, lower-quality bonds as cash flow and opportunities presented themselves. Although lower-quality holdings suffered somewhat during the summer, we increased the portfolio’s core yield, which we believe will serve returns well over the long run. Overall portfolio quality remained high at AA+.

In direct contrast to prior periods, many of our best performers in the past six months were shorter-term, high-quality holdings. The short end of the fund responded more closely to the rally in Treasuries, and our lower-quality, longer-term positions lagged the broad municipal market. We believe our credit-driven, higher-yielding investment strategy will serve the portfolio well over the long run. At the end of the reporting period, our tax-free dividend yield, aided by our low expenses, was a compelling 4.55%. As market prices fluctuate, your fund’s yield should continue to provide solid support for excellent long-term returns, both on an absolute and relative basis.

OUTLOOK

Weak employment and housing market data have strengthened the impression that downside risks to the economy are mounting as a result of ongoing financial market dislocations. The Federal Reserve appears willing to “act as needed” to keep such disruptions from derailing the economy. At present, we believe that the central bank could reduce the fed funds rate to as low as 4.25% by March 2008, which would provide a material stimulus to the economy next year. The rate cuts could also be supportive for higher-quality bond prices in the near term.

The recent sell-off in tax-free securities and the widening of credit spreads between higher- and lower-quality municipal securities was driven by a flight to safety, rather than credit concerns. In light of generally favorable fundamentals for the municipal market, municipals now offer more compelling values relative to taxable bonds, in our view, particularly for investors in the highest tax brackets. As always, we will continue to rely upon our dedicated proprietary research to uncover the best risk-adjusted credit opportunities available and selectively invest in attractive income-producing investments.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 18, 2007

Each committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment programs.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax. The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

30-Day SEC Yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield.

Appropriation-backed bonds: Long-term obligations sold under a variety of financial arrangements—primarily lease-purchase and contractual service agreements used to finance capital projects. Debt service on such obligations is appropriated by the state legislature annually, but the legislature has no legal obligation to continue to make such appropriations.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01% .

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of 5.0 years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers 3-Year State General Obligation Bond Index: A broadly diversified index of state-issued general obligation tax-exempt bonds with maturities between two and four years.

Lehman Brothers Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Lehman Brothers U.S. Aggregate Index: A broadly diversified index of investment-grade corporate, government, and mortgage securities.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper.

Prerefunded bonds: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Tender Option Bond: Obligations that grant the bondholder the right to require the issuer or a specified third party acting as agent for the issuer to purchase the bonds, usually at par, at a specified time or times prior to maturity or upon the occurrence of certain events or conditions.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study the trends reflected by yield curves.

Performance and Expenses
GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying tables. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.0%		
MARYLAND 86.3%		
Anne Arundel County, GO, 5.00%, 3/1/10	5,025	5,192
Anne Arundel County, Special Obligation, 7.10%, 7/1/29 (Prerefunded 7/1/09) (1)	2,745	2,951
Baltimore City, GO, 7.00%, 10/15/10 (2)	4,365	4,791
Baltimore County, Consolidated Public Improvement, GO 5.00%, 8/1/09	2,280	2,339
Baltimore County, Maryvale Preparatory School, 6.50%, 5/1/08	200	201
Baltimore County, Pension Funding, GO, 4.50%, 6/1/09	1,325	1,345
Calvert County, Consolidated Public Improvement, GO 5.00%, 7/15/11	2,310	2,422
Charles County, Consolidated Public Improvement, GO 5.00%, 3/1/10	5,000	5,166
Frederick County, GO, 5.00%, 8/1/09 (2)	2,475	2,536
Frederick County, Public Fac., GO, 5.00%, 12/1/10	2,495	2,600
Frederick County, Public Fac., GO, 5.00%, 12/1/11	1,575	1,661
Harford County, Consolidated Public Improvement, GO 5.00%, 12/1/10	2,765	2,880
Howard County, Vantage House Fac., 5.00%, 4/1/11	600	592
Howard County, Vantage House Fac., 5.00%, 4/1/12	600	590
Maryland, GO, 5.00%, 8/1/09	4,000	4,103
Maryland, GO, VRDN, 4.03%, 8/15/11	1,000	1,000
Maryland, State & Local Fac., GO, 5.50%, 8/1/09	2,950	3,053
Maryland CDA, Multi-Family, 3.90%, 9/1/10 (3)	1,190	1,188
Maryland CDA, Multi-Family, 3.95%, 9/1/11 (3)	1,380	1,374
Maryland CDA, Residential, 3.65%, 9/1/10	1,000	998
Maryland CDA, Residential, 4.10%, 9/1/11 (3)	1,380	1,381
Maryland CDA, Resdential, 4.10%, 9/1/13 (3)	1,500	1,487
Maryland CDA, Residential, 4.30%, 9/1/13 (3)	1,605	1,607
Maryland DOT, 5.00%, 5/15/09	1,580	1,616
Maryland DOT, 5.00%, 5/15/10	1,645	1,703

Maryland DOT, 5.00%, 3/1/12	5,000	5,276
Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 4.75%, 12/1/11	1,750	1,730
Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 7.73%, 12/1/27 (Prerefunded 12/1/09) (1)	2,000	2,185
Maryland Economic Dev. Corp., U.S. Pharmacopeial VRDN, 3.96%, 7/1/34 (4)	1,400	1,400
Maryland Economic Dev. Corp., U.S. Pharmacopeial VRDN, 4.05%, 7/1/34 (4)	700	700
Maryland Economic Dev. Corp., Univ. of Maryland College Park Housing, 5.00%, 6/1/09 (5)	1,150	1,174
Maryland Economic Dev. Corp., Univ. of Maryland College Park Housing, 5.00%, 6/1/10 (5)	1,995	2,058
Maryland HHEFA, Adventist Healthcare, 5.00%, 1/1/12	1,440	1,463
Maryland HHEFA, Calvert Memorial Hosp., 4.75%, 7/1/09	275	279
Maryland HHEFA, Carroll County General Hosp. Center 4.40%, 7/1/09	515	517
Maryland HHEFA, Collington Episcopal Lifecare, 6.75%, 4/1/20 (Prerefunded 4/1/09) (1)	80	83
Maryland HHEFA, Collington Episcopal Lifecare, 6.75%, 4/1/23 (Prerefunded 4/1/11) (1)	10	11
Maryland HHEFA, Frederick Memorial Hosp. 5.25%, 7/1/13 (6)(7)	1,875	1,963
Maryland HHEFA, Johns Hopkins Univ., 6.00%, 7/1/09	3,605	3,756
Maryland HHEFA, Johns Hopkins Univ., 6.00%, 7/1/10	430	457
Maryland HHEFA, Keswick Multi-Care Center VRDN, 4.02%, 7/1/37	1,000	1,000
Maryland HHEFA, Kings Farm Presbyterian Community 5.00%, 1/1/17	500	484
Maryland HHEFA, Lifebridge Health, 5.00%, 7/1/09	2,345	2,388
Maryland HHEFA, Lifebridge Health, 5.00%, 7/1/10	1,565	1,604
Maryland HHEFA, Lifebridge Health, 5.00%, 7/1/11	500	516
Maryland HHEFA, Mercy Ridge Retirement Community 5.00%, 4/1/08	2,000	2,014

Maryland HHEFA, Mercy Ridge Retirement Community 5.00%, 7/1/13	150	152
Maryland HHEFA, Mercy Ridge Retirement Community 5.00%, 7/1/16	140	141
Maryland HHEFA, Suburban Hosp., 5.00%, 7/1/09	1,225	1,247
Maryland HHEFA, Univ. of Maryland Medical 6.75%, 7/1/30 (Prerefunded 7/1/10) (1)	6,315	6,889
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/12 (2)	525	554
Maryland Ind. Dev. Fin. Auth., Sheppard & Enoch Pratt Foundation, 4.25%, 12/31/11	1,115	1,090
Montgomery County, Consolidated Public Improvement 5.00%, 5/1/19 (Prerefunded 5/1/09) (1)	500	516
Montgomery County, Consolidated Public Improvement, GO 5.00%, 2/1/09	2,240	2,283
Montgomery County, GO, 5.00%, 11/1/09	2,260	2,325
Northeast Maryland Waste Disposal Auth., Harford County Resources Fac., 5.25%, 3/15/11 (3)(4)	325	340
Northeast Maryland Waste Disposal Auth., Harford County Resources Fac., 5.25%, 3/15/14 (3)(4)	250	259
Northeast Maryland Waste Disposal Auth., Montgomery County Resources Fac., 5.25%, 4/1/09 (3)(4)	6,500	6,644
Northeast Maryland Waste Disposal Auth., Montgomery County Resources Fac., 5.50%, 4/1/11 (3)(4)	500	527
Northeast Maryland Waste Disposal Auth., Montgomery County Resources Fac., 6.00%, 7/1/08 (3)	1,145	1,162
Northeast Maryland Waste Disposal Auth., IDRB, Waste Management, 4.75%, 1/1/12 (3)	265	265
Prince Georges County, Consolidated Public Improvement, GO 5.00%, 9/15/11	1,100	1,157
Prince Georges County, Consolidated Public Improvement, GO 5.25%, 10/1/10	2,420	2,535
Prince Georges County, Solid Waste Management 5.00%, 6/15/10 (2)	3,025	3,134
Univ. of Maryland, Auxiliary Fac. & Tuition, 5.00%, 4/1/09	2,475	2,527
Univ. of Maryland, Auxiliary Fac. & Tuition, 5.00%, 4/1/11	1,785	1,866

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Short-Term Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on January 29, 1993. The fund seeks to provide the highest level of income exempt from federal and Maryland state and local income taxes consistent with modest fluctuation in principal value.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective August 31, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning March 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $22,985,000 and $26,613,000, respectively, for the six months ended August 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2007.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2007, the fund had $2,288,000 of unused capital loss carryforwards, of which $537,000 expire in fiscal 2013, $830,000 expire in fiscal 2014, and $921,000 expire in fiscal 2015.

At August 31, 2007, the cost of investments for federal income tax purposes was $143,157,000. Net unrealized loss aggregated $255,000 at period-end, of which $195,000 related to appreciated investments and $450,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2007, expenses incurred pursuant to these service agreements were $48,000 for Price Associates and $28,000 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager,T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. The information, combined with the Board’s ongoing review of investment results, indicated that, in the Board’s view, the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and reviewed steps taken to address issues raised by the Board. The Board concluded that the Manager’s response was appropriate.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 15, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 15, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 15, 2007